1 Volta Inc. Reports Second Quarter Financial Results • Second Quarter Revenue increased 83% Quarter-over-Quarter and 121% Year-over-Year to $15.3 million • Media Revenue increased 83% Quarter-over-Quarter and 73% Year-over-Year to $11.2 million • Volta added a record 372 charging stalls in the quarter • Volta’s installed base of Total Installed Charging Stalls was 2,920 as of June 30, 2022, up 15% Quarter-over-Quarter and up 48% Year-over-Year • Announced EV charging blueprint for urban markets starting with Hoboken, New Jersey; Secured a dual charging and media agreement with The Kroger Co.; Added new media brand partners Michelin, Genesis, United Airlines, Lyft, Bank of America, and Hewlett- Packard to the platform; Additional campaigns for Kia, General Mills, ZOOM, Jeep, Coca-Cola, and Apple SAN FRANCISCO (August 11, 2022) – Volta Inc. (NYSE: VLTA, VLTA WS) (“Volta” or the “Company”), an industry-leading electric vehicle (“EV”) charging and media company, today announced financial results for its second quarter ended June 30, 2022. “Volta had a record quarter, and these results demonstrate the power of our differentiated business model,” said Vince Cubbage, Interim CEO. “By building not just a network of chargers, but a dual energy and digital advertising platform, we believe Volta can scale revenue even faster than the EV adoption curve – offering the quickest path to profitability and the highest revenue per station. I’ve been impressed by the exceptional work being done across Volta’s business and see tremendous opportunity ahead as the Company moves through its next stage of growth.” Recent Key Company Highlights in 2022 Public Policy | City of Hoboken: Volta plans to install a mix of 25 DCFC and L2 public EV charging stalls for the City’s residents, annual visitors, and commuters over the next 18 months. The collaboration is a model for how EV charging infrastructure can be efficiently deployed within densely populated urban areas to maximize economic, health, and climate benefits and should position the Company well for Infrastructure Investment and Jobs Act (IIJA) and National Electric Vehicle Infrastructure (NEVI) planning funds. Through its work with Hoboken, Volta also expects to grow its media impressions within the NY, NY Designated Market Area by nearly 20%, making the Volta Media™ Network even more attractive to advertisers.

2 Collaboration with Leading Shopper Intelligence Platform Catalina: By tapping into Catalina’s measurement services, Volta can directly determine incremental sales at the store level for retailers and advertisers that run campaigns on the Volta Media™ Network. The ability to report at this level signifies Volta as a digital-first, results driven media network and is expected to provide Volta with the ability to unlock more significant advertising deals. Coca-Cola®: Coca-Cola and Volta Media completed a case study with Quotient, a leading digital media and promotions technology company, to prove out Return on Ad Spend (ROAS). The brands featured in the Volta campaign saw $2.5 million in attributable sales and a ROAS 56% higher than the average Digital Out-Of-Home ADUSA food and beverage campaign, demonstrating the measurable impact Volta campaigns can have on The Coca-Cola Company and other Consumer Packaged Goods (CPG) brands. Kroger: Volta plans to install charging stations at 16 Kroger locations in the Atlanta and Indianapolis areas, with plans to expand to Columbus, Cincinnati, Louisville, Nashville, Michigan, and Southern California throughout 2022. Kroger's advertising sales team plans to sell Volta's media inventory to its clients, unlocking another source of revenue for Volta and highlighting the power of Volta’s combined charging and media model to other retailers with advertising offerings. Second Quarter 2022 Financial Highlights • Revenues increased 121% year-over-year to $15.3 million, compared to $6.9 million in the three months ended June 30, 2021. Revenue by Category Three months ended June 30, 2022 2021 Revenues (in thousands) Media Revenue (formerly Behavior & Commerce) $ 11,221 $ 6,485 Network Development 3,577 340 Charging Network Operations 370 1 Network Intelligence 176 117 Total Revenues $ 15,344 $ 6,943 • Selling, general and administrative expenses excluding stock-based compensation were $37.6 million, compared to $16.1 million in the prior-year period. • Net loss was $37.4 million, compared to a loss of $20.6 million in the prior-year period.

3 • Adjusted EBITDA was $33.4 million loss, compared to $15.1 million loss in the prior-year period. • Cash and marketable securities were $105.3 million as of June 30, 2022. • Weighted average shares outstanding for the three months ended June 30, 2022 were 167.4 million. Total Stalls Connected, including Site Partners In the second quarter Volta’s installed base increased by a record 372 stalls, bringing Volta’s installed base of total stalls connected as of June 30, 2022 to 2,920, representing a 48% year-over- year increase. A stall is attributed to a station based on the number of vehicles that can charge concurrently from that station and there are certain configurations of Volta sites where one station is capable of charging more than one vehicle at a time. The Company now has stalls in 28 states and territories. Full Year 2022 Outlook Based on current business conditions, business trends and other factors, for the full year ending December 31, 2022, the Company reiterates guidance of: • Full year 2022 Revenue in the range of $70 million to $80 million • Total incremental, connected stalls in the range of 1,700 to 2,000 • Total incremental, connected sites to be in the range of 650 to 750 sites Third Quarter Outlook Based on current business conditions, business trends and other factors, for the three months ending September 30, 2022, the Company provides guidance of: • Third quarter Revenue in the range of $17 million to $18 million Webcast and Conference Call Information Company management will host a webcast and conference call on August 11, 2022, at 6:00 p.m. Eastern Time, to discuss the Company’s financial results and business operations updates. Interested investors and other parties can listen to a webcast of the live conference call and access the Company’s second quarter update presentation by logging onto the Investor Relations section of the Company’s website at https://investors.voltacharging.com/. The conference call can be accessed live over the phone by dialing +1-877-423-9813 (domestic) or +1-201-689-8573 (international). A telephonic replay will be available approximately three hours after the call by dialing +1-844-512-2921, or for international callers, +1-412-317-6671. The

4 pin number for the replay is 13732035. The replay will be available until 11:59 p.m. Eastern Time on August 25, 2022. About Volta Inc. Volta Inc. (NYSE: VLTA) is an industry-leading electric vehicle (“EV”) charging and media company. Volta's unique network of charging stations powers vehicles and drives business growth while accelerating a clean energy future. Volta delivers value to site partners, brands, and consumers by installing charging stations that feature large-format digital advertising screens located steps away from the entrances of popular commercial locations. Retailers can attract and influence foot traffic, advertisers can precisely target audiences, and EV drivers can charge their vehicles seamlessly as they go about their daily routines. Volta's extensive network leverages its proprietary PredictEV® platform, which uses sophisticated behavioral science and machine learning technology to help commercial property owners, cities, and electric utilities plan EV infrastructure intelligently, efficiently, and equitably. To learn more, visit www.voltacharging.com. Non-GAAP Financial Information This press release contains references to EBITDA and Adjusted EBITDA of Volta, which are adjusted from results based on generally accepted accounting principles in the United States (“GAAP”) and exclude certain expenses, gains and losses. The Company defines and calculates EBITDA as net loss attributable to Volta before the impact of interest income or expense, provision for income taxes, depreciation and amortization. The Company defines and calculates Adjusted EBITDA as EBITDA adjusted to exclude stock-based compensation expense and change in fair value of warrant liabilities. These non-GAAP financial measures are provided to enhance the user’s understanding of our prospects for the future and the historical performance for the context of the investor. The Company’s management team uses these non-GAAP financial measures in assessing performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to GAAP and the methods the Company uses to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental, should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Refer to the attached financial supplement for a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures for the three and six months ended June 30, 2022, and 2021.

5 Total Stalls Installed Volta management considers “Total Stalls Installed” as the total size of its installed charging network at the end of the period, including Volta-owned and network partner-owned charging stations operated by Volta. Volta’s management uses Total Stalls Installed for internal network planning and forecasting purposes, including evaluating the potential Media (previously Behavior and Commerce) revenue generating capacity of its charging network, which is generated through delivery of content by Volta’s partners across both Volta-owned and its network partner-owned charging stalls. In addition, Total Stalls Installed provides the basis for Volta’s assessment of its charging network operations as well. Volta believes that this performance measure provides meaningful, supplemental information regarding the Volta charging network that helps illustrate trends in its business and operating performance. Volta believes that this performance measure is helpful to its investors as it is used by management in assessing the growth of the Volta charging network. Forward-Looking Statements This press release contains certain forward-looking statements within the meaning of federal securities laws, including statements regarding Volta’s future business, operations and financial performance. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “may,” “opportunity,” “plan,” “potential,” “project,” “should,” “strategy,” “will,” “would,” and similar expressions. Forward- looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward- looking statements in this press release, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as updated in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.voltacharging.com. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Volta®, Volta Charging®, PredictEV® and Drive Forward® and other marks are registered trademarks with the U.S. Patent and Trademark Office, and are the exclusive property of Volta

6 Charging, LLC. Apple, Bank of America, Coca-Cola, General Mills, Genesis, Hewlett-Packard, Jeep, Kia, Kroger, Lyft, Michelin, United Airlines, and ZOOM are trademarks owned by the respective owner. For Investor/Analyst: Katherine Bailon, VP of Investor Relations Katherine@voltacharging.com For Media/Press: Jette Speights, VP of Communications Jette@voltacharging.com

Volta Inc. Unaudited Condensed Consolidated Balance Sheets 7 June 30, 2022 December 31, 2021 (in thousands, except share data) ASSETS Current assets: Cash and cash equivalents $ 105,268 $ 262,260 Accounts receivable, net 18,930 12,587 Inventory 2,345 2,726 Prepaid partnership costs 9,414 8,982 Prepaid expenses and other current assets 12,354 12,091 Total current assets 148,311 298,646 Operating lease right-of-use assets, net 93,608 76,364 Property and equipment, net 166,317 97,728 Restricted cash 3,434 — Other noncurrent assets 427 321 Intangible assets, net 1,491 643 Goodwill 221 221 Total assets $ 413,809 $ 473,923 LIABILITIES Current liabilities: Accounts payable 39,766 18,461 Accrued expenses and other current liabilities 23,301 20,168 Current portion of operating leases 8,509 5,952 Deferred revenue 12,571 8,450 Term loan payable, net of unamortized issuance costs - current 15,998 15,998 Warrant liabilities 4,221 27,071 Total current liabilities 104,366 96,100 Term loan payable, net of unamortized issuance costs and current term loan payable 15,998 23,997 Noncurrent operating leases 80,467 64,422 Other noncurrent liabilities 8,954 7,268 Total liabilities $ 209,785 $ 191,787 STOCKHOLDERS' EQUITY Class A and Class B common stock, $0.0001 and $0.001 par value respectively: 400,000,000 (Class A 350,000,000, Class B 50,000,000) shares authorized as of June 30, 2022 and December 31, 2021; 168,051,969 (Class A 168,051,969, Class B —) and 162,105,399 (Class A 152,218,214, Class B 9,887,185) shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively 17 16 Additional paid-in capital 718,050 710,638 Accumulated other comprehensive income 271 213 Accumulated deficit (514,314) (428,731) Total stockholders’ equity 204,024 282,136 Total liabilities and stockholders’ equity $ 413,809 $ 473,923

Volta Inc. Unaudited Condensed Consolidated Statements of Operations and Comprehensive Loss 8 Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 (in thousands, except share data) OPERATING REVENUE Service $ 14,791 $ 6,826 $ 22,765 $ 11,057 Product — — 275 299 Other 553 117 690 327 Total operating revenue 15,344 6,943 23,730 11,683 OPERATING EXPENSE Service costs 9,821 5,131 19,206 9,740 Product costs — — 297 352 Selling, general and administrative 43,938 17,352 100,157 78,209 Depreciation and amortization 4,617 2,523 8,312 4,696 Other operating expense 1,352 777 1,678 924 Total operating expense 59,728 25,783 129,650 93,921 Operating Loss (44,384) (18,840) (105,920) (82,238) OTHER (INCOME) EXPENSE Interest expense, net 1,199 1,673 2,512 3,333 Other expense, net — 77 — 278 Change in fair value of warrant liabilities (8,151) (30) (22,851) (118) Total other (income) expense (6,952) 1,720 (20,339) 3,493 LOSS BEFORE INCOME TAXES (37,432) (20,560) (85,581) (85,731) Income tax expense 2 24 2 24 NET LOSS $ (37,434) $ (20,584) $ (85,583) $ (85,755) OTHER COMPREHENSIVE LOSS Foreign currency translation adjustment (30) — 58 — TOTAL COMPREHENSIVE LOSS $ (37,464) $ (20,584) $ (85,525) $ (85,755) Weighted-average Class A common stock outstanding, basic and diluted 167,240,447 11,192,179 160,477,617 9,592,405 Net loss per share Class A common stock, basic and diluted $ (0.22) $ (1.09) $ (0.50) $ (4.95) Weighted-average Class B common stock outstanding, basic and diluted 140,369 7,733,885 9,109,265 7,733,885 Net loss per share Class B common stock, basic and diluted $ (0.22) $ (1.09) $ (0.50) $ (4.95)

Volta Inc. Non-GAAP Reconciliation 9 EBITDA and Adjusted EBITDA The following table provides a reconciliation of EBITDA and Adjusted EBITDA to net loss, the most directly comparable U.S. GAAP measure reported in Volta’s unaudited condensed consolidated financial statements for the following periods: Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 (in thousands) Net loss $ (37,434) $ (20,584) $ (85,583) $ (85,755) Income tax expense 2 24 2 24 Interest expense, net 1,199 1,673 2,512 3,333 Depreciation and amortization 4,617 2,523 8,312 4,696 EBITDA $ (31,616) $ (16,364) $ (74,757) $ (77,702) Stock-based compensation 6,346 1,282 22,831 46,800 Change in fair value of warrant liabilities (8,151) (30) (22,851) (118) Adjusted EBITDA $ (33,421) $ (15,112) $ (74,777) $ (31,020)